August 17, 2022 US August 18, 2022 Australia Ron Delia CEO Michael Casamento CFO FY22 Full Year Results NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers, or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; global health outbreaks, including COVID-19; challenging current and future global economic conditions, including inflation and supply chain disruptions; impact of operating internationally, including negative impacts from the Russian-Ukraine conflict and the ability to sell assets in Russia; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, which may be exacerbated in times of economic volatility; an inability to attract and retain key personnel; costs and liabilities related to current and future environment, and health and safety laws and regulations; labor disputes; risks related to climate change; failures or disruptions in information technology systems; cybersecurity risks; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; rising interest rates; a significant write-down of goodwill and/or other intangible assets; failure to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; challenges to or the loss of Amcor’s intellectual property rights; litigation, including product liability claims; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2021 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for those acquisitions; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • significant property impairments, net of insurance recovery; • payments or settlements related to legal claims; • impacts from hyperinflation accounting; and • Impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior-year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 Guided by our values. Committed to our goal of ‘no injuries’ 11.2 4.1 2.0 2.8 2.2 2.1 0.4 Recordable-case frequency rate (per million hours worked) 2022 OSHA Includes impact of acquired businesses 2021201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. All data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Amcor equivalent under OSHA (Occupational Safety & Health Administration) standard of incidents per 200,000 hours. Amcor Values 2022 • 3% reduction in number of injuries • 57% of sites injury free for > 12 months

Key messages 4 1. Fiscal 2022 - Outstanding year of execution and growth 2. Expect another year of strong underlying growth in fiscal 2023 3. Resilient investment case to deliver strong shareholder returns

4Q 24.4 cents FY22 80.5 cents 4Q $3,909m Fiscal 2022 - Another year of strong financial performance 5 Notes: EBIT and EPS presented on an adjusted basis and growth rates exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. FY22 $14,544m Strong, sustainable growth in the underlying business +13% +13% Net sales 4Q $505m FY22 $1,701m +7% +9% EBIT +10% EPS +11% Increased shareholder returns • >$1.3 billion cash returns • $600 million share repurchases • Annual dividend increased to 48 cents per share • RoAFE of 16.3%, 340bps higher than FY19

Flexibles segment

Net sales growth of 6% in 4Q. Focus on managing mix and inflation through FY22

	FY21	FY22	Comparable constant currency Δ
Net sales ($m)	10,040	11,151	+4%
Adjusted EBIT ($m)	1,427	1,517	+9%
Adjusted EBIT margin	14.2%	13.6%	

June quarter net sales growth (comparable constant currency basis)


3%
3%
6%
Volume & Mix
Price
Total growth

Fiscal 2022 highlights

- Net sales of $11.2bn includes price increases of ~$1.1bn (11% growth) related to higher raw material costs
- Net sales growth of 4% driven by proactive mix management. Net sales growth up 6% in 4Q
  - Favorable mix with MSD - HSD growth in priority segments - healthcare, pet food, meat and coffee
  - Volumes constrained by raw material availability
- Adjusted EBIT growth of 9%. 11% growth in 4Q
  - Growth in high value priority segments, strong cost performance and management of inflation

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency YTD Δ% for Net sales excludes an 11% impact from the pass through of raw material costs, a 1% unfavorable impact from items affecting comparability (disposed and ceased operations) and an unfavorable currency impact of 3%. MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'.

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Rigid Packaging segment

Earnings growth continued to improve in the June 2022 quarter as expected

	FY21	FY22	Comparable constant currency Δ
Net sales ($m)	2,823	3,393	+5%
Adjusted EBIT ($m)	299	289	(4)%
Adjusted EBIT margin	10.6%	8.5%	

EBIT growth continued to improve in 4Q22 as expected after NA industry wide supply chain challenges in 1H22



8%
-13%
4%
5%
FY21
1H22
3Q22
4Q22

Fiscal 2022 highlights

- Net sales of $3.4bn includes price increases of ~$440 million (16% growth) from higher raw material costs
- Net sales growth of 5% and continued elevated demand
- North America beverage volumes up 1%
  - Hot fill volumes up 2% against a strong comparative period of 13% growth (up 4% in 4Q22). Continued growth in key categories
- Latin America volumes up DD
- 5% EBIT growth in 4Q as expected. Operating and financial performance continued to improve

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 16% impact from the pass through of raw material costs. DD is 'Double Digit'.

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Cash flow, balance sheet & cash returns to shareholders 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) FY21 FY22 Adjusted EBITDA 2,028 2,117 Interest and tax payments (452) (375) Capital expenditure (468) (527) Movement in working capital 29 (154) Other (38) 5 Adjusted Free Cash Flow(1) 1,099 1,066 Balance sheet(2) June 2022 Net debt ($ million) 5,715 Leverage: Net debt / LTM EBITDA (x) 2.7x Fixed:Floating debt (% fixed) 54% Average cost of debt fiscal 2022 2.1% Fiscal 2022 highlights • Growing EBITDA • Working capital impacted by higher inventory levels and higher raw material costs • Average working capital to sales remains below 8% • Increasing capital investment in growth • Increasing cash returns to shareholders • $600 million of share repurchases • Annual dividend increased to 48.0 cps • Investment grade balance sheet Capacity to step up growth capex and return substantial cash to shareholders

Fiscal 2023 guidance



Adjusted EPS Guidance
80.5
cps
5-10%
~2%
~4%
~2%
~2%
80 – 84
cps
Comparable constant
currency growth 3-8%
FY22
Adjusted EPS
Organic
growth
Share
repurchases
Interest, net of
tax
Russia
impact
FX
FY23
Adjusted EPS

- FY23 adjusted EPS assumptions include:
  - 7-12% EPS growth from a combination of organic growth and share repurchases
  - Estimated net interest expense of $210 to $230 million (pretax)
  - Estimated impact related to the scale down of operations and timing of the sale of three plants in Russia
  - Current foreign exchange rates prevail for the balance of fiscal 2023
- Adjusted Free Cash Flow of approximately $1.0 to $1.1 billion
- Approximately $400 million of cash to be allocated towards share repurchases

Amcor's guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2023 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2023 have not been completed.

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Resilient investment case: Strong foundation for growth & value creation Global leader in primary packaging for consumer staples and healthcare with a strong track record Consistent growth from priority segments, emerging markets and innovation Strong cash flow and balance sheet provide ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield ~4% EPS growth + Dividend yield = 10-15% per year 10 Notes: A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Multiple drivers of organic growth 11 Priority Segments >$4bn sales in higher growth, higher value segments Emerging Markets >$3.5bn Emerging Markets sales across 27 countries Value through differentiated packaging Innovation 0% 2% 4% 1% FY20 FY21 FY22 Volume/Mix Price 3% 2% Net sales growth (comparable constant currency) Increasing capex to 4-5% of sales More sustainable packaging To preserve food and healthcare products, protect consumers and promote brands

Additional growth investments 12 Value Creating Acquisitions Flexible packaging plant in Czech Republic Corporate Venturing Increased strategic investment to extend partnership

13 Compelling returns to shareholders 13 Member of the S&P 500 Dividend Aristocrats ~4% current dividend yield Industry Leading Dividend Regular Share Repurchases $1.5bn in share buybacks over last 3 years >8% of shares repurchased over last 3 years Approximately $400m additional share repurchases in fiscal 2023

Key messages 14 1. Fiscal 2022 - Outstanding year of execution and growth 2. Expect another year of strong underlying growth in fiscal 2023 3. Resilient investment case to deliver strong shareholder returns

Appendix slides Supplementary schedules and reconciliations

FX translation impact 16 EUR, 20-30% Other currencies(2), 20-30% USD, 45-55% EUR:USD Euro weakened vs USD, Average USD to EUR rate FY22 0.8881 vs FY21 0.8385 USD million impact on FY22 adjusted net income (6%) (18) Other currencies(2):USD Other currencies weighted average vs USD weakened for FY22 vs FY21 average rates USD million impact on FY22 adjusted net income (2%) (4) (1) Approximate range based on adjusted net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (28) Adjusted net income (22) Combined net income currency exposures(1) FY 2022 currency impact

Reconciliations of non-GAAP financial measures 17

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20

Reconciliations of non-GAAP financial measures 21